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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U.S. Home Systems, Inc., ("U.S. Home" or "Company") on Form 10-Q for the three-month and six-month period ended
June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Murray H. Gross, President and Chief Executive Officer of U.S. Home, and I, Robert A. DeFronzo, Chief Financial Officer of U.S. Home, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     6. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     7. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Act of 1934, as amended.

Date:  August 11, 2003

                                                  /s/ Murray H. Gross
                                         ---------------------------------------
                                         MURRAY H. GROSS
                                         President and Chief Executive Officer

Date:  August 11, 2003

                                                  /s/ Robert A. DeFronzo
                                         ---------------------------------------
                                         ROBERT A. DEFRONZO
                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to U.S. Home Systems, Inc. and will be retained by U.S. Home Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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